Exhibit 10.53

SECURED CONVERTIBLE PROMISSORY NOTE

AMENDMENT 2

This Second Amendment (the "Amendment”) is to amend the following terms and conditions of the Secured Convertible Promissory Note dated November 28, 2012, (the “Note”) by and between Location Based Technologies, Inc., a Nevada corporation (the "Company"), and Bridge Loans, LLC (the “Lender”) (each a, “Party” both are, “Parties”).

WHEREAS, the Company is a publicly-held corporation with its common stock traded on the OTC Market under the symbol LBAS; and

WHEREAS, on November 28, 2012, the Company entered into a Secured Convertible Promissory Note with the Lender (as the same may from time to time be further amended, modified, supplemented or restated), in which the Lender may invest capital in the Company of up to One Million Dollars ($1,000,000) in the form of secured convertible debt;

WHEREAS, the Parties desire to amend the Note:

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements of the services rendered by the Lender to the Company, the following terms and conditions hereinafter set forth shall apply, and the parties hereto covenant and agree as follows:

Subsection (a) of Section 1 titled, “Terms of Repayment and Conversion”, shall be and is hereby amended as follows:

a.	All amounts outstanding under this Note shall mature and become due and payable on Monday, December 30th, 2014 (the "Maturity Date"), subject to any prior payment required by this Note.

Subsection (d) shall be added to Section 1 and which shall read as follows:

d.      Holder shall be entitled to receive four million (4,000,000) shares of Company’s restricted common stock which shall be issued at the Lender’s request, which shall be no earlier than January 1, 2014 and no later than December 31, 2014.

All other terms and conditions of the Note shall remain unchanged.

{Signature Page to Follow}

IN WITNESS WHEREOF, this amendment to the Note has been executed this 10th day of December, 2013.

Borrower:

LOCATION BASED TECHNOLOGIES, INC.

By:
David M. Morse, CEO

Date: December 10, 2013

Lender:

Bridge Loans, LLC

By:
Alfred G. Allen, III, Manager

Date:          December 10, 2013

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